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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Tyco International Ltd. on Form S-4 of our report dated February 13, 1998 included in the AMP Incorporated Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                           /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

December 9, 1998